UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 13, 2008

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000 – 30733	41-1978822
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)

10700 Bren Road West
Minnetonka, Minnesota		55343
(Address of principal executive offices)		(Zip Code)
(952) 930-6000
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
First Amendment to Asset Purchase Agreement
First Amendment to Amended and Restated License Agreement

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.
On August 13, 2008, American Medical Systems, Inc., (AMS) a wholly owned subsidiary of American Medical Systems Holdings, Inc., entered into amendments to the Asset Purchase Agreement between AMS and Bio Control Medical (B.C.M.), Ltd., dated April 26, 2006, and to the Amended and Restated License Agreement between AMS and Bio Control, dated January 1, 2008. Both amendments specify an effective date of August 8, 2008.
Under the amendment to the Asset Purchase Agreement, AMS and Bio Control have agreed that the conditions to the so-called “first milestone” under the agreement have been satisfied, and AMS has agreed to make the required $7.5 million payment due upon the milestone completion on or before September 15, 2008. In consideration for this payment, Bio Control has agreed to eliminate AMS’ obligations to use commercially reasonable efforts to complete the remaining “third milestone” under the agreement, and has released and waived all claims relating to such obligations. AMS remains liable to make the third milestone payment if and when the payment conditions are satisfied, and has agreed to make certain other payments in the event that it transfers the Bio Control technology prior to achievement of the third milestone.
The amendment to the Amended and Restated License Agreement extends the royalty period for the licensed technology for an additional three years, at a 4% royalty rate. As in the amendment to the Asset Purchase Agreement, the license amendment provides that AMS has no obligation to generate sales of licensed products, and includes a waiver and release by Bio Control of any claims against AMS related to sales of licensed products or failure to generate royalty payments.
The amendments to the Asset Purchase Agreement and Amended and Restated License Agreement are filed as Exhibits 10.1 and 10.2 to this Form 8-K.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
10.1	First Amendment to Asset Purchase Agreement, by and between American Medical Systems, Inc., and Bio Control Medical (B.C.M.), Ltd., effective as of August 8, 2008 (filed herewith).

10.2	First Amendment to Amended and Restated License Agreement by and between American Medical Systems, Inc. and Bio Control Medical (B.C.M.), Ltd, effective as of August 8, 2008 (filed herewith).

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.

Dated: August 19, 2008	By:	/s/ Mark A. Heggestad
Mark A. Heggestad
Executive Vice President and Chief Financial Officer

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AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.

FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	First Amendment to Asset Purchase Agreement, by and between American Medical Systems, Inc., and Bio Control Medical (B.C.M.), Ltd., effective as of August 8, 2008 (filed herewith).

10.2	First Amendment to Amended and Restated License Agreement by and between American Medical Systems, Inc. and Bio Control Medical (B.C.M.), Ltd, effective as of August 8, 2008 (filed herewith).

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